Exhibit 99.1

UTEK Corporation, doing business as Innovaro, Reports Financial Results for Quarter Ended March 31, 2010

Tampa, FL – (Business Wire) – May 12, 2010 – UTEK Corporation, doing business as Innovaro, Inc. (NYSE Amex: INV), today announced financial results for the three months ended March 31, 2010.

Recent Developments

On March 16, 2010, the Company began doing business as Innovaro and changed its ticker symbol to NYSE Amex: “INV.” The Company’s proxy statement for the 2010 Annual Meeting of Shareholders includes a proposal to amend the Company’s certificate of incorporation to change the Company’s name to Innovaro, Inc. Beginning in March 2010, the Company reorganized into three new lines of business, all working under the Innovaro brand: Strategic Services – driven by Strategos, an advanced innovation consultancy; Technology Marketplaces – online platforms, partnering services, global licensing and technology transfer services; and Insights & Research – futures and trends, research, information services and the like. In connection therewith, the Company’s business segments have changed beginning with the current reporting period ended March 31, 2010 and this change has required certain reclassifications to prior period financial information.

Our Pharmalicensing division recently received notice that a client, who had engaged us in a Partner Search, has signed a Memorandum of Understanding with another company to receive certain drug distribution rights, subject to the parties reaching agreement on final terms. This transaction was a direct result of our Partner Search service and our client posting its specific partnering opportunity on our online marketplace.

Results of Operations

For the quarter ended March 31, 2010, revenue was $2.3 million as compared to $2.8 million for the quarter ended March 31, 2009. Net loss from operations for the quarter ended March 31, 2010 was ($1.6) million as compared to ($2.1) million for the quarter ended March 31, 2009.

Financial Condition

At March 31, 2010, the Company had cash and cash equivalents of $1.2 million and investments in certificates of deposit of $494,000. The certificates of deposit are pledged to financial institutions as collateral to support the Company’s revolving line of credit. The Company had $200,000 of unused availability under its revolving line of credit at March 31, 2010. On or before June 30, 2010, the Company will be required to make a $500,000 pay down on a $1.75 million note that it issued in 2009. This pay down will reduce the Company’s obligation to the note holder and subsequent interest payments for the remainder of the 36-month term of the note.

First Quarter 2010 Summary

•	Added three new board members: Henry Chesbrough, Charles L. Pope and Mark F. Radcliffe;

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Announced the formation of Verdant Ventures Advisors, LLC an independently managed venture fund designed to help facilitate the transfer of select technologies that have not yet attained a certain milestone or level of development maturity;

•	Reduced net operating loss to $1.6 million for the three months ended March 31, 2010 from $2.1 million for the three months ended March 31, 2009; and

•	Reduced direct costs of revenue to $1.4 million for the three months ended March 31, 2010 from $2.3 million for the three months ended March 31, 2009;

Financial Position Information

The following tables contain comparative selected financial data as of March 31, 2010 and December 31, 2009 and for the three month periods ended March 31, 2010 and March 31, 2009:

UTEK Corporation

Consolidated Balance Sheets

	March 31, 2010 (Unaudited)	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$1,179,143	$2,118,970
Accounts receivable, net	1,323,148	1,481,548
Certificates of deposit	494,452	492,246
Available-for-sale securities	640,000	729,800
Investments under cost method	588,085	588,085
Prepaid expenses and other assets	576,447	569,829

Total current assets	4,801,275	5,980,478
Note receivable and accrued interest	1,622,000	1,596,000
Fixed assets, net	8,341,772	8,388,263
Goodwill	15,649,966	15,874,139
Intangible assets, net	8,004,362	8,492,301

Total assets	$38,419,375	$40,331,181

LIABILITIES
Current liabilities:
Accounts payable	$611,188	$454,509
Accrued expenses	694,175	462,802
Accrued severance payable	—	876,400
Deferred revenue	1,564,190	1,634,096
Current maturities of long-term debt	936,806	975,360
Derivative liability	610,663	664,972

Total current liabilities	4,417,022	5,068,139
Long-term debt, less current maturities	5,337,045	5,353,892
Deferred tax liability	1,202,634	1,303,031

Total liabilities	10,956,701	11,725,062

EQUITY
UTEK Stockholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.01 par value, 29,000,000 shares authorized; 12,286,768 shares issued; 11,797,140 shares outstanding	117,971	117,971
Additional paid-in capital	81,176,073	81,010,460
Total accumulated loss under Investment Company Accounting	(52,073,915)	(52,073,915)
Accumulated income (deficit) under Operating Company Accounting:
Accumulated deficit	(2,200,404)	(624,006)
Accumulated other comprehensive income (loss)	(88,256)	175,609

Total UTEK stockholders’ equity	26,931,469	28,606,119
Noncontrolling interest	531,205	—

Total equity	27,462,674	28,606,119

Total liabilities and equity	$38,419,375	$40,331,181

UTEK Corporation

Consolidated Statements of Operations

	Operating Company Accounting	Investment Company Accounting
	Three Months Ended March 31, 2010	Three Months Ended March 31, 2009
Revenue / Income from operations:
Strategic services	$1,430,042	$1,725,278
Technology marketplaces	316,986	402,423
Insights and research	523,403	605,356
Investment income, net	—	44,958

	2,270,431	2,778,015

Expenses:
Direct costs of revenue	1,448,372	2,327,358
Salaries and wages	730,084	984,089
Professional fees	201,289	222,920
Sales and marketing	249,783	118,500
General and administrative	740,364	809,735
Depreciation and amortization	400,495	406,678

	3,770,387	4,869,280

Other (income) and expense:
Other (income) expense	(2,074)
Interest expense, net	135,154

	133,080

Loss before income taxes	(1,633,036)	(2,091,265)
Provision for income tax benefit	(55,711)	(16,445)

Net loss from operations	(1,577,325)	(2,074,820)

Net realized and unrealized gains (losses) from investment company activity:
Net realized loss on investments		(37,018,135)
Net change in unrealized appreciation of investments		34,095,220

Net loss / Net decrease in net assets from operations	(1,577,325)	$(4,997,735)

Net loss attributable to the noncontrolling interest	(927)

Net loss attributable to UTEK stockholders	$(1,576,398)

Net loss attributable to UTEK stockholders per share / Net decrease in net assets from operations per share: Basic and diluted	$(0.13)	$(0.45)

Weighted average shares outstanding: Basic and diluted	11,797,140	10,987,743

Conference Call Information

We will host a live conference call at 4:30 p.m. ET today to discuss the results. Investors and analysts are invited to attend the conference call.

Investors and analysts can participate in the call by dialing:

US & Canada: 877-554-2421

UK: 0-800-917-4860

Other International Callers: 706-679-7207

Please reference conference ID# 67498475

About Innovaro

UTEK Corporation, doing business as Innovaro®, is a comprehensive end-to-end innovation solution provider. With fully scalable solutions, whether for a global 1000 company or small R&D lab or university scientist, we help our clients create breakthrough innovation, realize latent value in their IP and accelerate their innovations to market. Leading companies trust us to create profitable growth, new revenue streams, enduring capabilities and lasting value through innovation. For more information about us, please visit our website at www.innovaro.com

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements.” These forward looking statements can generally be identified as such because the context of the statement will include words such as “expects,” “should,” “believes,” “anticipates” or words of similar import. Certain factors could cause actual results to differ materially from those projected in these forward looking statements and some of these factors are identified in our Form 10-K for the year ended December 31, 2009, and other filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Innovaro

Terresa Zimmerman

media@innovaro.com

813.754.4330 x247